AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                      MELLON CAPITAL MANAGEMENT CORPORATION


     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and MELLON CAPITAL MANAGEMENT CORPORATION, a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of December 15, 2006 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of the JNL Investors Series Trust; and

     WHEREAS,  pursuant  to  the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses; and

     WHEREAS, the Adviser desires to appoint Sub-Adviser to provide, and Sub-Adviser has agreed to provide, additional sub-investment advisory services to two new investment portfolios of the JNL Investors Series Trust, effective upon execution or, if later, the date that initial capital for such investment portfolio is first provided; and

     WHEREAS, with respect to the Jackson Perspective S&P 4 Fund, Sub-Adviser will be responsible for trading services and will monitor the applicable benchmarks. Standard & Poor's Investment Advisory Services LLC ("S&P Advisory") will provide the allocations that will comprise the benchmark and will be responsible for maintaining the composition of such benchmark between such periodic allocations.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated December 27, 2007, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated December 27, 2007, attached hereto.

     3. Schedule C to the Agreement is hereby deleted and replaced in its entirety with Schedule C dated December 27, 2007, attached hereto.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 27th day of December, 2007.

JACKSON NATIONAL ASSET                      MELLON CAPITAL MANAGEMENT
MANAGEMENT, LLC                             CORPORATION


By:    _______________________________      By: _______________________________
Name:  MARK D. NERUD                        Name:______________________________
Title: PRESIDENT                            Title: ____________________________

                                       A-1
                                   SCHEDULE A
                                DECEMBER 27, 2007
                                     (FUNDS)

  ----------------------------------------------------------------------------
                           Jackson Perspective 5 Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                        Jackson Perspective Index 5 Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                      Jackson Perspective Optimized 5 Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                         Jackson Perspective S&P 4 Fund
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                          Jackson Perspective VIP Fund
  ----------------------------------------------------------------------------

                                   SCHEDULE B
                                DECEMBER 27, 2007
                                 (COMPENSATION)

  ----------------------------------------------------------------------------
                           JACKSON PERSPECTIVE 5 FUND
  ----------------------------------------------------------------------------
  ------------------------------------------------------- --------------------
   AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
   ------------------------------------------------------- --------------------
   ------------------------------------------------------- --------------------
   $0 to $50 Million                                               0.12%
   ------------------------------------------------------- --------------------
   ------------------------------------------------------- --------------------
   $50 Million to $100 Million                                     0.06%
   ------------------------------------------------------- --------------------
   ------------------------------------------------------- --------------------
   $100 Million to $750 Million                                    0.03%
   ------------------------------------------------------- --------------------
   ------------------------------------------------------- --------------------
   Amounts over $750 Million                                      0.015%
   ------------------------------------------------------- --------------------


  ----------------------------------------------------------------------------
                        JACKSON PERSPECTIVE INDEX 5 FUND
  ----------------------------------------------------------------------------
  ------------------------------------------------------- --------------------
   AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
   ------------------------------------------------------- --------------------
   ------------------------------------------------------- --------------------
   $0 to $50 Million                                               0.12%
   ------------------------------------------------------- --------------------
   ------------------------------------------------------- --------------------
   $50 Million to $100 Million                                     0.06%
   ------------------------------------------------------- --------------------
   ------------------------------------------------------- --------------------
   $100 Million to $750 Million                                    0.03%
   ------------------------------------------------------- --------------------
   ------------------------------------------------------- --------------------
   Amounts over $750 Million                                      0.015%
   ------------------------------------------------------- --------------------


   ----------------------------------------------------------------------------
                      JACKSON PERSPECTIVE OPTIMIZED 5 FUND
   ----------------------------------------------------------------------------
   ------------------------------------------------------- --------------------
   AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
   ------------------------------------------------------- --------------------
   ------------------------------------------------------- --------------------
   $0 to $50 Million                                               0.12%
   ------------------------------------------------------- --------------------
   ------------------------------------------------------- --------------------
   $50 Million to $100 Million                                     0.06%
   ------------------------------------------------------- --------------------
   ------------------------------------------------------- --------------------
   $100 Million to $750 Million                                    0.03%
   ------------------------------------------------------- --------------------
   ------------------------------------------------------- --------------------
   Amounts over $750 Million                                      0.015%
   ------------------------------------------------------- --------------------


   ----------------------------------------------------------------------------
                         JACKSON PERSPECTIVE S&P 4 FUND
   ----------------------------------------------------------------------------
   ------------------------------------------------------- --------------------
   AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
   ------------------------------------------------------- --------------------
   ------------------------------------------------------- --------------------
   $0 to $50 Million                                               0.12%
   ------------------------------------------------------- --------------------
   ------------------------------------------------------- --------------------
   $50 Million to $100 Million                                     0.06%
   ------------------------------------------------------- --------------------
   ------------------------------------------------------- --------------------
   $100 Million to $750 Million                                    0.03%
   ------------------------------------------------------- --------------------
   ------------------------------------------------------- --------------------
   Amounts over $750 Million                                      0.015%
   ------------------------------------------------------- --------------------


  ----------------------------------------------------------------------------
                          JACKSON PERSPECTIVE VIP FUND
  ----------------------------------------------------------------------------
  ------------------------------------------------------- --------------------
  AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  $0 to $50 Million                                               0.12%
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  $50 Million to $100 Million                                     0.06%
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  $100 Million to $750 Million                                    0.03%
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  Amounts over $750 Million                                      0.015%
  ------------------------------------------------------- --------------------

                                   SCHEDULE C
                                DECEMBER 27, 2007
                             (INVESTMENT OBJECTIVES)

  ----------------------------------------------------------------------------
                           JACKSON PERSPECTIVE 5 FUND
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
    INVESTMENT   OBJECTIVE.   THE   INVESTMENT   OBJECTIVE  OF  THE  JACKSON
    PERSPECTIVE 5 FUND IS TOTAL RETURN THROUGH CAPITAL
    APPRECIATION AND DIVIDEND INCOME.
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------


   ----------------------------------------------------------------------------
                        JACKSON PERSPECTIVE INDEX 5 FUND
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
    INVESTMENT   OBJECTIVE.   THE   INVESTMENT   OBJECTIVE  OF  THE  JACKSON
    PERSPECTIVE INDEX 5 FUND IS CAPITAL APPRECIATION.
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------


   ----------------------------------------------------------------------------
                      JACKSON PERSPECTIVE OPTIMIZED 5 FUND
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
    INVESTMENT   OBJECTIVE.   THE   INVESTMENT   OBJECTIVE  OF  THE  JACKSON
    PERSPECTIVE OPTIMIZED 5 FUND IS TOTAL RETURN.
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------


   ----------------------------------------------------------------------------
                         JACKSON PERSPECTIVE S&P 4 FUND
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
    INVESTMENT   OBJECTIVE.   THE   INVESTMENT   OBJECTIVE  OF  THE  JACKSON
    PERSPECTIVE S&P 4 FUND IS CAPITAL APPRECIATION.
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------


   ----------------------------------------------------------------------------
                          JACKSON PERSPECTIVE VIP FUND
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
    INVESTMENT   OBJECTIVE.   THE   INVESTMENT   OBJECTIVE  OF  THE  JACKSON
    PERSPECTIVE VIP FUND IS TOTAL RETURN.
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------